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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                   FORM 8 - K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


    Date of Report (Date of Earliest Event Report):  September 30, 1996



                    PRINCETON DENTAL MANAGEMENT CORPORATION
             (Exact Name Of Registrant As Specified In Its Charter)



    DELAWARE                    0-20222                  36-3484607
    (State Or Other             (Commission              (I.R.S. Employer
    Jurisdiction Of             File Number)             Identification No.)
    Incorporation)



               7421 WEST 100TH PLACE, BRIDGEVIEW, ILLINOIS  60455
              (Address of Principal Executive Offices)  (Zip Code)



    Registrant's Telephone Number, Including Area Code:  (708) 974-4000






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                    PRINCETON DENTAL MANAGEMENT CORPORATION

Item 5.  Other Events

(a) Election of New Board Of Directors

The Stockholders of Princeton Dental Management Corporation elected a new Board of Directors at the Annual Stockholders meeting dated September 27, 1996. The new Board will serve until the next Annual Stockholders and is comprised of:
Frank Leonard Laport - Chairman and CEO
Gary Lockwood - President
Richard Staller, DDS
George B. Collins, Esq.

(b) Extension of Warrants.

The company has outstanding warrants to purchase 4,140,000 shares of the Company's Common Stock. Such Warrants are traded in the over-the-counter market under the symbol PDMCW. The warrants are to expire by their terms on October 14, 1996. The Board has approved an extension of the expiration date of such warrants to October 13, 1997.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: September 30, 1996


                                                  PRINCETON DENTAL MANAGEMENT
                                                  CORPORATION
                                                  (Registrant)



                                                  By  /s/ Gary A. Lockwood
                                                      ------------------------
                                                  Name:  Gary A. Lockwood
                                                  Title: President